Principal Diversified Select Real Asset Fund
Supplement dated January 31, 2022
to the Prospectus dated August 1, 2021
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

FEE TABLE AND SUMMARY
MANAGEMENT OF THE FUND
Delete references to DDJ Capital Management, LLC.

PURCHASING FUND SHARES
After the Eligibility and Minimum Investment section, add the following:
Investment Company Purchasers
The Fund is an investment company registered with the SEC under the 1940 Act. If a purchaser of Fund shares is also a registered investment company or a private fund relying on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, it may be limited by the 1940 Act in the amount of Fund shares it can purchase (i.e., Section 12(d)(1)(A)). Such purchaser must comply with such limitations or avail itself, if possible, of any applicable exemptions from such limitations (e.g., a registered investment company may rely on Rule 12d1-4 of the 1940 Act).